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
[LOGO] Thrivent Investment Management(TM)                                                                    New Account and
                                                                                                             Suitability Information
       625 Fourth Ave. S., Minneapolis, MN 55415-1665
       800-THRIVENT (800-847-4836) . www.thrivent.com

The owner/applicant must provide new account and suitability information to meet insurance and securities industry rules designed for customer protection. Further more, to help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each client. You may also need to show your driver's license or other identifying documents. This information is confidential and is only for the use of
Thrivent Financial for Lutherans and its affiliated companies except to the extent necessary to comply with federal law.

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Personal Information
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Name of primary owner/applicant/custodian/trust/business

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Name of trustee/authorized person (if applicable)

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Birthdate (mm/dd/yyyy)           Are you a U.S. citizen?          Other citizenship description
                                 [ ] Yes   [ ] No
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[ ] Single      [ ] Married      [ ] Divorced      [ ] Widowed      [ ] Divorce Pending      [ ] Separated
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Number of dependents under age 18           Daytime phone                   Evening phone                 Social Security number/TIN

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Name of employer

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Address of employer                                          City

                                                             -----------------------------------------------------------------------
                                                             State      ZIP code

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Occupation: [ ] Labor/Trades    [ ] Office/Retail    [ ]  Manager/Sales    [ ] Professional
            [ ] Retired         [ ] Student          [ ]  Unemployed       [ ] Other
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Do you own a business?    [ ] Yes    Number of: Full-time employees             Part-time employees
                          [ ] No                                    ---------                       ---------
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Are you employed by or associated with a securities firm?    [ ] Yes      [ ] No

If yes, name of firm
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Name of joint owner/applicant/custodian/trustee/authorized person

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Birthdate (mm/dd/yyyy)           Are you a U.S. citizen?          Other citizenship description
                                 [ ] Yes   [ ] No
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[ ] Single      [ ] Married      [ ] Divorced      [ ] Widowed      [ ] Divorce Pending      [ ] Separated
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Number of dependents under age 18           Daytime phone                   Evening phone                 Social Security number/TIN

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Name of employer

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Address of employer                                          City

                                                             -----------------------------------------------------------------------
                                                             State      ZIP code

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Occupation: [ ] Labor/Trades    [ ] Office/Retail    [ ]  Manager/Sales    [ ] Professional
            [ ] Retired         [ ] Student          [ ]  Unemployed       [ ] Other
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Do you own a business?    [ ] Yes    Number of: Full-time employees             Part-time employees
                          [ ] No                                    ---------                       ---------
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Are you employed by or associated with a securities firm?    [ ] Yes      [ ] No

If yes, name of firm
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20680 R5-05                             1

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
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Financial Suitability Information
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Prior Investment                  Less            Annual Household          Financial Assets (exclude this purchase)
Experience                       Than 5    5 +    Income
Bank Savings, CD's,       None    Years   Years                             Cash/Savings/Money Market               $
Money Market Funds         [ ]     [ ]     [ ]    [ ] $20,000 and under:                                              --------------
Stocks                     [ ]     [ ]     [ ]        $                     Certificates of Deposit                 $
Bonds                      [ ]     [ ]     [ ]          -----------------                                             --------------
Mutual Funds               [ ]     [ ]     [ ]    [ ] $20,001 - $35,000     Life Insurance Cash Value               $
Variable Annuities/Life    [ ]     [ ]     [ ]    [ ] $35,001 - $50,000                                               --------------
Other (describe below)     [ ]     [ ]     [ ]    [ ] $50,001 - $75,001     Mutual Funds: Fixed income              $
                                                  [ ] $75,001 - $100,000                                              --------------
                                                  [ ] $100,001 - $160,000                 Equity                    $
                                                  [ ] More than $160,000                                              --------------
                                                                            Deferred Annuities: Fixed               $
-------------------------------------------------------------------------                                             --------------
Source of Other Income (SPIVA and VSO only)                                                     Variable            $
                                                                                                                      --------------
[ ] Earned Income    [ ] Pension Plan       [ ] Investment                  Retirement Accounts                     $
[ ] Pension/IRA      [ ] Social Security    [ ] None                                                                  --------------
[ ] Other                                                                   Bonds                                   $
-------------------------------------------------------------------------                                             --------------
Federal Tax Bracket                                                         Stocks                                  $
                                                                                                                      --------------
[ ] 15%   [ ] 25%   [ ] 28%   [ ] Other      %                              Residence (value)                       $
                                        -----                                                                         --------------
-------------------------------------------------------------------------   Business                                $
                                                                                                                      --------------
                                                                            Other (describe below)
                                                                                                                    $
                                                                            ----------------------------------        --------------
                                                                            Total Assets                            $
                                                                            - Total Liabilities (Debt)                --------------
                                                                            = Total Net Worth                       $
                                                                            Liquid Net Worth *                        --------------
                                                                                                                    $
                                                                            * Assets easily converted to cash.        --------------
                                                                              Do not include residence and          $
                                                                              business.                              ---------------
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Need for Life Insurance (complete for VUL only)

[ ] Estate Planning      [ ] Survivor's Need      [ ] Other
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Investment Information
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Purpose (check all that apply)

[ ] Retirement      [ ] Death Benefit      [ ] College Funding      [ ] Home Purchase      [ ] Emergency Fund
[ ] Bequeath assets to heirs               [ ] Primary source of income         [ ] Supplemental source of income
[ ] Other
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Source of Funds/Premiums (check all that apply)

[ ] Current Income      [ ] Savings/Checking            [ ] Gift/Inheritance         [ ] Money Market        [ ] Death Proceeds
[ ] Sale of Residence   [ ] Certificates of Deposit     [ ] Employer Contribution    [ ] Sale of Other Investment
[ ] Our Mutual Fund     [ ] Other Company Mutual Fund   [ ] Thrivent Pension/IRA     [ ] Other Company Pension/IRA
[ ] Thrivent Insurance/Non-Qualified Annuity            [ ] Other Company Insurance/Non-Qualified Annuity
[ ] Other
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Overall Investment Style (check one only)

[ ] Aggressive        [ ] Moderately Aggressive        [ ] Moderate        [ ] Moderately Conservative        [ ] Conservative
[ ] Saver: explain

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Investment Time Horizon (VA, VUL and MF only)

[ ] Less than one year. **          [ ] 1 - 6 years **          [ ] 7- 10 years          [ ] More than 10 years
** Give specific time horizon and explain

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Investment Objective - For purchases on this application (check all that apply)

[ ] Aggressive Growth                        [ ] Moderate Income                            [ ] Tax-Deferred Accumulation
[ ] Moderate Growth                          [ ] Conservative Income                        [ ] Preservation of Capital
[ ] Aggressive Income                        [ ] Tax-Free Income                            [ ] Liquidity
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20680 R5-05                             2

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
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Variable Products Information - Not required for Mutual Funds and VSO
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Yes    No
[ ]   [ ] 1.   Are you replacing a Variable Annuity or Variable Life contract?
               If yes, indicate the reason for the exchange of contract and provide allocation information on the contract being replaced.

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          2.   List amount of total non-Thrivent life insurance that is inforce or pending - $
                                                                                               ------------------
          Complete the following question for Tax Qualified Plans only.

[ ]   [ ] 3.   Do you understand that the tax-deferred accrual feature of the variable annuity is already provided by the tax-qualified retirement plan and therefore provides no additional tax deferral?

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Suitability Information for SPIVA and VSO only
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Yes    No
          1.   Has the proposed annuitant:
[ ]   [ ]      a.   Within the last five years had: cancer, heart attack, heart trouble, stroke, Type I diabetes, disorder of the nervous system, emphysema or chronic bronchitis?
[ ]   [ ]      b.   Within the past seven years had a life, health, disability income or long-term care insurance application declined, postponed, rated, modified or withdrawn?
[ ]   [ ] 2.   Do you have cash and/or other liquid assets available to you that may be used in the event of a financial emergency?

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Arbitration Agreement - Securities Products Only
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By entering into this agreement, I agree that all controversies between me and my principals or agents and Thrivent Investment
Management Inc. or its agents arising out of or concerning my securities transactions, orders or accounts, or the construction, performance or breach of this or any other agreement between us, whether entered into before or after the date of this agreement shall be determined by arbitration before the National Association of Securities Dealers, Inc.

I further understand and agree that:
(A)  Arbitration is final and binding on the parties.
(B)  The parties are waiving their right to seek remedies in court, including the right to jury trial.
(C)  Pre-arbitration discovery is generally more limited than and different from court proceedings.
(D)  The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(E)  The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
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20680 R5-05                             3

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
No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class action who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

Acknowledgement and Signature of Client(s):

-    I have read (or have had read to me) the statements and answers made on this form. The signature below applies to all applicable sections and statements on this form.

-    CLIENT UNDERSTANDS THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS
     AGREEMENT.

Signed at
          -------------------------------   --------------
                      City                       State

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Signature of owner/applicant and date signed (mm/dd/yyyy)   Signature of owner/applicant and date signed (mm/dd/yyyy)


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Signature of owner/applicant and date signed (mm/dd/yyyy)   Signature of owner/applicant and date signed (mm/dd/yyyy)


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Signature of owner/applicant and date signed (mm/dd/yyyy)


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I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the owner/applicant.

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Signature of registered representative and date             Name of registered representative and code number
signed (mm/dd/yyyy)


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Thrivent Investment Management Inc. receives additional compensation from various mutual fund and variable annuity providers.
Compensation may be based on sales volume or assets held. This additional compensation is not paid to any financial representatives who sell these products and you will not incur any extra sales charge. For more detail on these practices, including the full list of providers, please see our website (www.Thrivent.com).
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20680 R5-05                             4